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Exhibit 10.44.3

AMENDMENTS TO THE JANUARY 1999 WAMU SHARES PLAN
AND THE
FEBRUARY 2001 WAMU SHARES PLAN
(COLLECTIVELY, THE "PLANS")

RECITALS

        WHEREAS, the Company anticipates granting stock options in December 2002, including to Level 1-8 employees (the "2002 Grant"), under the terms of the Amended and Restated 1994 Stock Option Plan (the "1994 Plan"); and

        WHEREAS, the 2002 Grant will consist of incentive stock options and of nonqualified stock options to the extent necessary because of the $100,000 limitation on incentive stock options under the Internal Revenue Code; and

        WHEREAS, the Company has previously adopted the January 1999 WaMu Shares Plan and the February 2001 WaMu Shares Plan (collectively, the "Plans") as nonshareholder-approved plans to provide nonqualified stock options to all employees who were not participants under the 1994 Plan and for certain other discretionary grants; and

        WHEREAS, there are significant reserves of shares available for grant as nonqualified stock options in the Plans and the Company desires to use such reserves in the Plans to grant nonqualified stock options in connection with the 2002 Grant;

        NOW, THEREFORE, IT IS RESOLVED, that the January 1999 WaMu Shares Plan is hereby amended as follows:

        Section 1.8 is amended by adding the following sentence to the end of that section:

    Effective October 1, 2002, "Employee" shall include any individual Employed by the Company or an Affiliate and paid on the payroll of the Company or an Affiliate, including officers who meet the definition of "officer" as set forth in Rule 16a-1(f) of the Exchange Act; provided, however, that at least a majority of the shares of Stock underlying Options awarded under this Plan during any three year period must be awarded to persons who are not officers who meet the definition of "officer" as set forth in Rule 16a-1(f) of the Exchange Act.

        Section 1.15 is deleted and replaced in its entirety as follows:

    1.15 Participant. An Employee of the Company or of an Affiliate who receives an Option under Section 4.2 or Section 4.6.

        The first sentence of Section 4.3 is deleted and replaced in its entirety as follows:

    Options granted under Section 4.2 shall be vested and fully exercisable as of January 4, 2001, providing such Option has not expired prior to the time of exercise.

        The introductory phrase to Section 4.4 is deleted and replaced in its entirety as follows:

    Options granted to an Employee under Section 4.2 shall expire as of the earliest to occur of the following:

        Section 4.5 is deleted and replaced in its entirety as follows:

    4.5 No Agreements. No agreements shall be issued with respect to options issued under Section 4.2.

        Section 4.6 is deleted and replaced in its entirety as follows:

    4.6 Additional Grants. The Board or the Committee may grant additional Options by written authorization containing the date for determining the eligible employees, the exercise price, and the dates on which Options vest and expire, except that with respect to Options under this Section 4.6 granted after October 1, 2002, the expiration term shall be as follows:

    Effective October 1, 2002, and only with respect to options granted pursuant to Section 4.6, unless otherwise specified by the Committee in a written agreement between the Company or an Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant, and except as otherwise specified in connection with a change in control under a properly authorized employment agreement between the Participant and the Company or an Affiliate, if the Participant for any reason ceases to be an employee, consultant, advisor or director of the Company or an Affiliate, and the Participant does not thereupon become an employee, consultant, advisor or director of the Company or an Affiliate, the Participant shall have the right, until the earliest to occur of the last day of the Option term and

            (a)   90 days after termination of the relationship for reasons other than approved retirement as an employee or director of the Company or an Affiliate;

            (b)   five years after termination of the relationship by reason of approved retirement after attaining age 55 with ten year's service as an employee of the Company or an Affiliate; and

            (c)   five years after termination of the relationship by reason of approved retirement after attaining age 55 with five year's service as a director of the Company or an Affiliate,

            to exercise only the portion of the Participant's Options that had become exercisable by the date of the termination, and thereafter the Options shall terminate and cease to be exercisable. Notwithstanding the foregoing, if the relationship terminates by reason of the Participant's approved retirement as an employee of the Company or an Affiliate after attaining age 65 (or, if the Participant retires as a director of the Company or an Affiliate after attaining age 72), and the Participant does not thereupon become an employee or director of the Company or an Affiliate, all of the Participant's Options shall become fully vested and exercisable for the applicable period set forth above.

    All other terms of this Plan shall apply to grants under this Section 4.6.

        Section 6.3 is deleted and replaced in its entirety as follows:

    6.3 Maximum Exercise Period. Except as provided in Sections 3.2(c), 4.4(a) and 4.6, no option shall be exercisable after the expiration of five years from the date it was granted.

        A new Section 7.5 is added as follows:

    7.5 Deferral of Stock Option Gain. Effective October 1, 2002, and only with respect to Options granted pursuant to Section 4.6, the Committee may authorize, in its discretion, a Participant who exercises an Option to defer the taxable income attributable to such exercise. To the extent the Committee elects to permit such deferrals, the Committee shall identify the Participants to whom such deferral elections shall be made available and establish administrative procedures under this Plan or another Company plan for implementing such deferrals. A Participant who makes a deferral under this Section 7.5 may also be credited with deemed dividends under this Plan on such terms as the Committee shall prescribe. All deferrals and any deemed dividends under this Section 7.5 shall be distributed to Participants in the form of Stock. Any amounts from such deferral program payable in Stock relating to Options granted under this Plan shall be paid first from shares available for issuance under this Plan and then, to the extent necessary, from shares available for issuance under another Company plan.

        RESOLVED, FURTHER, that the February 2001 WaMu Shares Plan is hereby amended as follows:

        Section 1.8 is amended by adding the following sentence to the end of that section:

    Effective October 1, 2002, "Employee" shall include any individual Employed by the Company or an Affiliate and paid on the payroll of the Company or an Affiliate, including officers who meet the definition of "officer" as set forth in Rule 16a-1(f) of the Exchange Act; provided, however, that at least a majority of the shares of Stock underlying Options awarded under this Plan during any three year period must be awarded to persons who are not officers who meet the definition of "officer" as set forth in Rule 16a-1(f) of the Exchange Act.

        Section 1.15 is deleted and replaced in its entirety as follows:

    1.15 Participant. An Employee of the Company or of an Affiliate who receives an Option under Section 4.2 or Section 4.6.

        The first sentence of Section 4.3 is deleted and replaced in its entirety as follows:

    Options granted under Section 4.2 shall be vested and fully exercisable as of January 4, 2001, providing such Option has not expired prior to the time of exercise.

        The introductory phrase to Section 4.4 is deleted and replaced in its entirety as follows:

    Options granted to an Employee under Section 4.2 shall expire as of the earliest to occur of the following:

        Section 4.5 is deleted and replaced in its entirety as follows:

    4.5 No Agreements. No agreements shall be issued with respect to options issued under Section 4.2.

        Section 4.6 is deleted and replaced in its entirety as follows:

    4.6 Additional Grants. The Board or the Committee may grant additional Options by written authorization containing the date for determining the eligible employees, the exercise price, and the dates on which Options vest and expire, except that with respect to Options under this Section 4.6 granted after October 1, 2002, the expiration terms shall be as follows:

    Effective October 1, 2002, and only with respect to options granted pursuant to Section 4.6, unless otherwise specified by the Committee in a written agreement between the Company or an Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant, and except as otherwise specified in connection with a change in control under a properly authorized employment agreement between the Participant and the Company or an Affiliate, if the Participant for any reason ceases to be an employee, consultant, advisor or director of the Company or an Affiliate, and the Participant does not thereupon become an employee, consultant, advisor or director of the Company or an Affiliate, the Participant shall have the right, until the earliest to occur of the last day of the Option term and

            (a)   90 days after termination of the relationship for reasons other than approved retirement as an employee or director of the Company or an Affiliate;

            (b)   five years after termination of the relationship by reason of approved retirement after attaining age 55 with ten year's service as an employee of the Company or an Affiliate; and

            (c)   five years after termination of the relationship by reason of approved retirement after attaining age 55 with five year's service as a director of the Company or an Affiliate,

            to exercise only the portion of the Participant's Options that had become exercisable by the date of the termination, and thereafter the Options shall terminate and cease to be exercisable. Notwithstanding the foregoing, if the relationship terminates by reason of the Participant's approved retirement as an employee of the Company or an Affiliate after attaining age 65 (or, if the Participant retires as a director of the Company or an Affiliate after attaining age 72), and the Participant does not thereupon become an employee or director of the Company or an Affiliate, all of the Participant's Options shall become fully vested and exercisable for the applicable period set forth above.

    All other terms of this Plan shall apply to grants under this Section 4.6.

        Section 6.3 is deleted and replaced in its entirety as follows:

    6.3 Maximum Exercise Period. Except as provided in Sections 3.2(c), 4.4(a) and 4.6, no option shall be exercisable after the expiration of five years from the date it was granted.

        A new Section 7.5 is added as follows:

    7.5 Deferral of Stock Option Gain. Effective October 1, 2002, and only with respect to Options granted pursuant to Section 4.6, the Committee may authorize, in its discretion, a Participant who exercises an Option to defer the taxable income attributable to such exercise. To the extent the Committee elects to permit such deferrals, the Committee shall identify the Participants to whom such deferral elections shall be made available and establish administrative procedures under this Plan or another Company plan for implementing such deferrals. A Participant who makes a deferral under this Section 7.5 may also be credited with deemed dividends under this Plan on such terms as the Committee shall prescribe. All deferrals and any deemed dividends under this Section 7.5 shall be distributed to Participants in the form of Stock. Any amounts from such deferral program payable in Stock relating to Options granted under this Plan shall be paid first from shares available for issuance under this Plan and then, to the extent necessary, from shares available for issuance under any Company plan.

        RESOLVED, FURTHER, that the officers of the Company are hereby directed and authorized to amend and restate the Plans to incorporate all of the above amendments;

        RESOLVED, FURTHER, that the Board hereby authorizes the officers of the Company, or any of them, to take any and all actions and do any and all things on behalf of the Company that such officers may deem necessary or advisable to effectuate the transactions contemplated by the foregoing resolutions, and the taking of any and all such actions and the performance of any and all such things in connection with the foregoing shall conclusively establish such officers' authority therefor from the Company and the approval and ratification thereof by the Board.

        IN WITNESS WHEREOF, I have hereunto subscribed my name this 3rd day of January, 2003.

/s/ WILLIAM L. LYNCH William L. Lynch, Secretary

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AMENDMENTS TO THE JANUARY 1999 WAMU SHARES PLAN AND THE FEBRUARY 2001 WAMU SHARES PLAN (COLLECTIVELY, THE "PLANS")